SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

The Dreyfus/Laurel Funds, Inc.

The Dreyfus/Laurel Funds, Trust

The Dreyfus/Laurel Tax-Free Municipal Funds

Dreyfus Investment Funds

Dreyfus Funds, Inc.

______________________________________________________________________
(Name of Registrants as Specified in Charters)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________
	(2)	Aggregate number of securities to which transaction applies:__________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

	(4)	Proposed maximum aggregate value of transaction:__________________
	(5)	Total fee paid: _______________________________________________

[ ]	Fee previously paid with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:____________________________
	(2)	Form, schedule or registration statement no.:____________
	(3)	Filing party:______________________________________
	(4)	Date filed: _______________________________________

The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Shareholder:

     Your Dreyfus fund(s) and certain other funds in the Dreyfus Family of Funds will hold a special joint meeting of shareholders on February 8, 2012. Shareholders of certain funds will be asked to elect an additional Board member of their fund and, in the case of certain funds, elect three Board members who have been appointed by their fund’s Board and serve as current Board members of the fund, but whose election has not been proposed to shareholders until now. The enclosed proxy statement describes the nominees’ qualifications and each of their respective current roles overseeing funds in the Dreyfus Family of Funds. Please take the time to read the enclosed materials.

     Because the proposal to elect Board members is common to these funds, we have combined the proxy statement. If you own shares of more than one of these Dreyfus funds, the combined proxy statement may save you the time of reading more than one document before you vote. If you own shares of more than one of these funds on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund in which you own shares.

     Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

     We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

     Your vote is very important to us. If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-DREYFUS. Thank you for your response and for your continued investment with the Dreyfus Family of Funds.

Bradley J. Skapyak
President
The Dreyfus Family of Funds

The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus Investment Funds
Dreyfus Funds, Inc.

Notice of Special Joint Meeting of Shareholders
To Be Held on February 8, 2012

To the Shareholders:

     A Special Joint Meeting of Shareholders of each of the Dreyfus Funds listed above (each, a “Fund” and collectively, the “Funds”)* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, February 8, 2012 at 10:30 a.m., for the following purposes:

1. To elect Board members to hold office until their successors are duly elected and qualified.
2. To transact such other business as may properly come before the meeting, or any adjournment or adjourn-
ments thereof.

     Shareholders of record at the close of business on November 1, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards

New York, New York

November 17, 2011

* Each Fund is a “series” investment company comprised of separate portfolios. For a list of each Fund’s series, see Schedule 1 to the proxy statement. Shareholders of each series of a Fund will vote as a single class on the proposal to elect Board members for the respective Fund.

The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus Investment Funds
Dreyfus Funds, Inc.

COMBINED PROXY STATEMENT

Special Joint Meeting of Shareholders
to be held on February 8, 2012

     This proxy statement is furnished in connection with a solicitation of proxies by each of the respective Boards of The Dreyfus/Laurel Funds, Inc. (“D/LFI”), The Dreyfus/Laurel Funds Trust (“D/LFT”), The Dreyfus/Laurel Tax-Free Municipal Funds (“D/LT-F”), Dreyfus Investment Funds (“DIF”) and Dreyfus Funds, Inc. (“DFI”) (each, a “Fund” and, collectively, the “Funds”)* to be used at the Special Joint Meeting of Shareholders (the “Meeting”) of each Fund to be held on Wednesday, February 8, 2012 at 10:30 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. Shareholders of record at the close of business on November 1, 2011 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the shareholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Shareholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members. It is essential that shareholders who own shares in more than one Fund complete, date, sign and return, or otherwise provide voting instructions with respect to, each proxy card they receive.

     Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this proxy statement.

     The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

     THIS PROXY STATEMENT AND COPIES OF EACH FUND’S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT

HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM.

*

Each Fund is a “series” investment company comprised of separate portfolios. For a list of each Fund’s series, see Schedule 1 to this proxy statement. Shareholders of each series of a Fund will vote as a single class on the proposal to elect Board members for the respective Fund.

PROPOSAL: ELECTION OF BOARD MEMBERS

     With respect D/LFI, D/LFT and D/LT-F, it is proposed that shareholders consider the election of Francine J. Bovich as an additional Board member of their Fund and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of these Funds not previously proposed to shareholders of the Funds, until now. With respect to DIF and DFI, it is proposed that shareholders consider the election of Ms. Bovich, a current Board member of these Funds not previously proposed to shareholders of the Funds, until now. Ms. Bovich, Ms. Wiley and Mr. DiMartino (the “Nominees”) were selected and nominated by those members of the present Boards of the Funds who are not “interested persons” of the Funds (“Independent Board members”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), after recommendation by one or more Independent Board members. The Nominees also currently serve as Board members of other funds in the Dreyfus Family of Funds. Ms. Wiley and Mr. DiMartino were elected by shareholders of DIF effective December 2008 and by shareholders of DFI effective September 2009. Mr. DiMartino currently serves as Chairman of the Board of each Fund and of the other funds in the Dreyfus Family of Funds. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of the Funds if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s current Board members who are not Nominees, information on each Nominee’s and current Board member’s ownership of shares of the Funds, and other relevant information is set forth on Exhibit A to this proxy statement.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the relevant Fund and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds’ Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers.

     The following tables present information about the Nominees, including their principal occupations, other board memberships for the past five years and when they first became a Board member of a Fund. The address of each Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166.

	Name of Nominee (Age)	Principal Occupation	Other Public Company Board
	Position with Funds (Since)	During Past 5 Years	Memberships During Past 5 Years
	JOSEPH S. DiMARTINO (68)	Corporate Director and Trustee	Board member of 76 funds (192
	Chairman of the Board and Nominee		portfolios) in The Dreyfus Family
D/LFI	(1999)		of Funds
D/LFT	(1999)		CBIZ (formerly, Century Business
D/LT-F	(1999)		Services, Inc.), a provider of
DIF	(2008)		outsourcing functions for small and
DFI	(2009)		medium size companies, Director
			(1997 – present)
			The Newark Group, a provider of a
			national market of paper recovery
			facilities, paperboard mills and
			paperboard converting plants,
			Director (2000 – 2010)
			Sunair Services Corporation, a
			provider of certain outdoor-related
			services to homes and businesses
			Director (2005 – 2009)

	Name of Nominee (Age)	Principal Occupation	Other Public Company Board
	Position with Funds (Since)	During Past 5 Years	Memberships During Past 5 Years
	BENAREE PRATT WILEY (65)	Principal, The Wiley Group, a firm	CBIZ (formerly, Century Business
	Board member and Nominee	specializing in strategy and business	Services, Inc.), a provider of out-
D/LFI	(1998)	development (2005 – present)	sourcing functions for small and
D/LFT	(1998)		medium size companies, Director
D/LT-F	(1998)		(2008 – present)
DIF	(2008)
DFI	(2009)

	FRANCINE J. BOVICH (60)	Trustee, The Bradley Trusts, private	N/A
	Board member and Nominee	trust funds (2011 – present)
DIF	(2011)	Managing Director, Morgan Stanley
DFI	(2011)	Investment Management
		(1993 – 2010)

     Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Funds and reimburses them for their expenses. Each Fund also pays its Emeritus Board members its allocated portion of an annual retainer and a fee per meeting attended for the Funds. For information on the amount of compensation paid to each current Board member by a Fund for the Fund’s last fiscal year, and paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2010, see Exhibit A to this proxy statement.

     The current Board members of each Fund are responsible for overseeing management of the Funds. For more information on the Board’s oversight role as well as its composition and leadership structure, see Exhibit A to this proxy statement.

     Each Fund has a standing audit and nominating committee, each of which is comprised of the Fund’s Independent Board members. Each Fund also has a standing compensation committee comprised of Ms. Roslyn M. Watson (Chair), Mr. James M. Fitzgibbons and Ms. Wiley. For information on the number of committee meetings held during each Fund’s last fiscal year, see Exhibit A to this proxy statement.

     The function of each Fund’s audit committee is to (i) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.

     Each Fund’s nominating committee is responsible for selecting and nominating persons for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity and business and professional experience. The Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. A copy of the Funds’ nominating committee charter is not available on the Funds’ or Dreyfus’ website, but is attached as Exhibit B to this proxy statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments.

Required Vote

     For each Fund other than DFI, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund. For DFI, the election of a Nominee requires the affirmative vote of a majority of the shares present at the Meeting in person or by proxy.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Board members of the Fund. One of the purposes of each Fund’s audit committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. Each Fund’s audit committee recommended, and each Fund’s Board, including a majority of its Independent Board members, approved, the selection of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund’s current fiscal year. A representative of KPMG is expected to be present at the Meeting and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

     PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, was the independent registered public accounting firm for DIF for the fiscal year ended September 30, 2008 and December 31, 2008. At meetings held on February 9-10, 2009, the audit committee and the Board of DIF engaged KPMG to replace PwC as the independent registered public accounting firm for the Fund. During the Fund’s two most recent fiscal years and subsequent interim periods prior to their replacement: (i) no report on the Fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. PwC has performed no auditing procedures subsequent to February 27, 2009 with respect to any financial statements of DIF.

     Ernst &Young LLP (“E&Y”), an independent registered public accounting firm, was the independent registered public accounting firm for DFI for the fiscal year ended December 31, 2009. At a meeting held on February 9, 2010, the audit committee and the Board of DFI engaged KPMG to replace E&Y as the independent registered public accounting firm for the Fund. During the Fund’s two most recent fiscal years and subsequent interim period prior to their replacement: (i) no report on the Fund’s financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. E&Y has performed no auditing procedures subsequent to February 25, 2010 with respect to any financial statements of DFI.

     Information regarding the audit and non-audit fees that the Funds were charged by their independent registered public accounting firms in the Funds’ last two fiscal years is set forth in Exhibit A to this proxy statement.

Investment Adviser, Distributor and Transfer Agent

     The investment adviser for each Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $268 billion in 192 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, and it services more than $11.8 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

     MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s transfer and dividend disbursing agent.

Voting Information

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Funds may retain proxy solicitors to assist in the solicitation of proxies primarily by contacting shareholders by telephone, which is expected to cost approximately $7,000, plus any out of pocket expenses, such cost to be borne pro rata among the Funds based on their net assets.

     Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted “FOR” the proposal. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

     With respect to Dreyfus-sponsored individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

     If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. With respect to D/LFI and DFI, 33-1/3% of the Fund’s shares entitled to vote constitute a quorum for the transaction of business at the Meeting. With respect to each of D/LFT and D/LT-F a majority of the Fund’s shares entitled to vote constitute a quorum for the transaction of business at the Meeting. With respect to DIF, 50% of the Fund’s shares entitled to vote constitute a quorum for the transaction of business at the Meeting.

OTHER MATTERS

     No Fund’s Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment on such matters.

     Under the proxy rules of the Securities and Exchange Commission (the “SEC”), shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Funds’ proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by a Fund of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by a Fund a reasonable time before the solicitation of proxies for the meeting is made. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN, OR OTHERWISE PROVIDE VOTING INSTRUCTIONS WITH RESPECT TO, EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: November 17, 2011

SCHEDULE 1

Part I

SERIES OF THE FUNDS

The following is a list of the Funds and identifies each Fund's series.

THE DREYFUS/LAUREL FUNDS, INC. ("D/LFI")
- — Dreyfus Disciplined Stock Fund ("DDSF")
- — Dreyfus BASIC S&P 500 Stock Index Fund ("DBSPSIF")
- — Dreyfus Bond Market Index Fund ("DBMIF")
- — Dreyfus Money Market Reserves ("DMMR")
- — Dreyfus U.S. Treasury Reserves ("DUSTR")
- — Dreyfus AMT-Free Municipal Reserves ("DAFMR")
- — Dreyfus Core Equity Fund ("DCEF")
- — Dreyfus Tax Managed Growth Fund ("DTMGF")
- — Dreyfus Small Cap Fund ("DSCF")
- — Dreyfus Opportunistic Fixed Income Fund ("DOFIF")

THE DREYFUS/LAUREL FUNDS TRUST ("D/LFT")
- — Dreyfus High Yield Fund ("DHYF")
- — Dreyfus Emerging Markets Debt Local Currency Fund ("DEMDLCF")
- — Dreyfus Equity Income Fund ("DEIF")
- — Dreyfus Global Equity Income Fund ("DGEIF")
- — Dreyfus International Bond Fund ("DIBF")

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
- — Dreyfus BASIC Massachusetts Municipal Money Market Fund ("DBMMMMF")
- — Dreyfus BASIC New York Municipal Money Market Fund ("DBNYMMMF")
- — Dreyfus BASIC California Municipal Money Market Fund ("DBCMMMF")

DREYFUS INVESTMENT FUNDS
- — Dreyfus/The Boston Company Emerging Markets Core Equity Fund ("D/TBCEMCEF")
- — Dreyfus/The Boston Company Large Cap Core Fund ("D/TBCLCCF")
- — Dreyfus/The Boston Company Small Cap Growth Fund ("D/TBCSCGF")
- — Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund ("D/TBCSCTSEF")
- — Dreyfus/The Boston Company Small Cap Value Fund ("D/TBCSCVF")
- — Dreyfus/The Boston Company Small/Mid Cap Growth Fund ("D/TBCSMCGF")
- — Dreyfus/Standish Fixed Income Fund ("D/SFIF")
- — Dreyfus/Standish Global Fixed Income Fund ("D/SGFIF")
- — Dreyfus/Standish International Fixed Income Fund ("D/SIFIF")
- — Dreyfus/Standish Intermediate Tax Exempt Bond Fund ("D/SITEBF")
- — Dreyfus/Newton International Equity Fund ("D/NIEF")

DREYFUS FUNDS, INC.
- — Dreyfus Mid-Cap Growth Fund ("DMCGF")

SCHEDULE 1

Part 2

PERTAINING TO SHARE OWNERSHIP

     Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders known by the Fund, if any, to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities (including series thereof) as of November 1, 2011.

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/LFI:
DDSF	National Financial Services	2,441,615.1030	13.8765%
17,595,279.353	82 Devonshire Street, G10G
	Boston, MA 02109-3605

DBSPSIF	Fidelity Investments Institutional	8,223,859.2960	18.9863%
43,314,788.332	Operations, Co. Inc. (FIIOC) As Agent
	For Delmar Gardens Enterprises Inc.
	401K Profit Sharing Plan - 10319
	100 Magellan Way # KW1C
	Covington, KY 41015-1999

	Hartford Securities Distributions	4,118,756.5600	9.5089%
	Company, Inc.
	P.O. Box 2999
	Attn.: UIT Operations
	Hartford, CT 06104-2999

	SEI Private Trust Company	6,683,370.2030	15.4298%
	C/O First Hawaiian
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	MAC & Co.	3,445,060.4080	7.9535%
	Attn.: Mutual Fund Operations
	525 William Penn Place
	P.O. Box 3198
	Pittsburgh, PA 15230-3198

	New Mexico 529	2,312,452.9330	5.3387%
	The Education Plan Portfolios
	Attn.: Molly Hausmann AVP
	6803 S Tuscon Way
	Centennial, CO 80112

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DBMIF (BASIC Shares)
130,439,338.785	Merrill Lynch	6,844,769.9260	5.2475%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	SEI Private Trust Company	6,921,092.8100	5.3060%
	C/O The Bank of New York Mellon
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	MAC & Co.	6,654,253.6580	5.1014%
	Attn.: Mutual Fund Operations
	525 William Penn Place
	P.O. Box 3198
	Pittsburgh, PA 15230-3198

	Edward D. Jones & Co.	31,028,351.6510	23.7876%
	Attn.: Mutual Fund
	Shareholder Accounting
	201 Progress Parkway
	Maryland Hts, MO 63043-3009

	Brown Brothers Harriman & Co. Cust.	14,959,104.4300	11.4682%
	For the Texas Tomorrow Funds
	Investment Funds Global Dist. Ctr.
	525 Washington Blvd.
	Jersey City, NJ 07310-1606

	New Mexico Scholars Edge 529	7,891,184.0660	6.0497%
	Investment Funds Global Dist. Ctr.
	C/O Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310-1606

	State Street Bank & Trust Co. Cust.	14,556,746.6220	11.1598%
	FBO Oregon College Savings Plan
	Diverse FI
	350 Winter Street NE, Suite 100
	Salem, OR 97301-3896

	Charles Schwab & Co. Inc.	7,970,579.3300	6.1106%
	Special Custody Acct.
	For the Benefit Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DBMIF (Investor Shares)
81,968,674.130	National Financial Services	31,586,043.2630	38.5343%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	DCGT As Trustee and/or Custodian	6,738,630.9980	8.2210%
	FBO Superior Officers Council
	Attn.: NPIO Trade Desk
	711 High Street
	Des Moines, IA 50392-0001

	Reliance Trust Company	4,539,827.8170	5.5385%
	FBO Women OB/GYN
	P.O. Box 48529
	Atlanta, GA 30362-1529

	VRSCO	7,108,049.4990	8.6717%
	FBO AIGFSB CUST TTEE¨
	FBO VOA of Wisconsin,
	403B 2929 Allen Parkway, A6-20
	Houston, TX 77019-7117

	Charles Schwab & Co. Inc.	8,207,750.1420	10.0133%
	Reinvestment Acct.
	101 Montgomery Street
	San Francisco, CA 94104-4151

DMMR (Investor Shares)
209,974,359.422	Pershing LLC	161,201,745.6600	76.7721%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Mellon Financial Corporation	20,878,130.9700	9.9432%
	Attn.: AIS Operations
	Mellon Client Service Center
	500 Ross Street, RM 154-0980
	Pittsburgh, PA 15262-0001

DMMR (Class R)
88,310,316.300	National Financial Services Corp.	6,578,764.8700	7.4496%
	For Exclusive Benefit of Our Customers
	Attn.: Mutual Funds Dept., 5th Floor
	One World Financial Center
	200 Liberty Street
	New York, NY 10281-1003

	S-4

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DMMR (Class R)(cont’d)
	Boston & Co.	61,314,408.3600	69.4306%
	3 Mellon Bank Center
	Pittsburgh, PA 15259-0001

	First Clearing, LLC	15,207,782.1100	17.2208%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

DUSTR (Investor Shares)
125,610,722.668	Pershing LLC	118,109,049.5900	94.0278%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

DUSTR (Class R)
139,900,051.631	Boston & Co.	137,826,953.3200	98.5182%
	3 Mellon Bank Center
	Pittsburgh, PA 15259-0001

DAFMR (Investor Shares)
30,755,997.190	Pershing LLC	29,852,994.4100	97.0640%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

DAFMR (Class R)
49,837,364.800	National Financial Services Corp.	4,138,833.4300	8.3047%
	For Exclusive Benefit of
	Our Customers
	Attn.: Mutual Funds Dept., 5th Floor
	One World Financial Center
	200 Liberty Street
	New York, NY 10281-1003

	Boston & Co.	44,046,574.0700	88.3806%
	P.O. BOX 534005
	Pittsburgh, PA 15253-4005

DAFMR (Class B)
237,857,974.990	Pershing LLC	46,526,829.4100	19.5608%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Janney Montgomery Scott LLC	36,580,859.8300	15.3793%
	1801 Market Street
	Philadelphia, PA 19103-1675

	S-5

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DAFMR (Class B)(cont’d)
	Stifel Nicolaus & Co. Inc.	120,907,431.4100	50.8318%
	For the Exclusive Benefit
	of Customers
	500 N Broadway
	Saint Louis, MO 63102-2110

	Morgan Keegan & Co. Inc.	33,842,854.3400	14.2282%
	For the Exclusive Benefit
	of Customers
	50 N Front Street
	Memphis, TN 38103-1199

DAFMR (BASIC Shares)
25,890,138.100	Glenn A. Britt	6,092,582.6600	23.5324%
	New York, NY 10075-0573

	Paul Goldstein Trustee	1,314,837.3600	5.0785%
	Paul Goldstein Trust
	FBO Paul Goldstein
	Boynton Beach, FL 33436-6202

	E Trade Clearing LLC	1,685,030.8500	6.5084%
	P.O. Box 484
	Jersey City, NJ 07303-0484

	Rosalyn Borg Trustee	1,417,396.3700	5.4747%
	Top of the Line-Up Revocable Trust
	of Rosalyn Borg
	Saint Louis, MO 63130-3701

DCEF (Class A)
7,409,689.250	UBS WM USA	1,036,263.3010	13.9852%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Pershing LLC	433,652.2580	5.8525%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	1,673,665.5810	22.5875%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DCEF (Class A)(cont’d)
	American Enterprise	464,161.2900	6.2642%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

	Charles Schwab & Co. Inc.	886,477.4920	11.9638%
	Special Custody Acct.
	FBO Customers
	Attn.: Mutual Fund
	101 Montgomery Street
	San Francisco, CA 94104-4151

DCEF (Class B)
66,071.264	National Financial Services	11,768.8850	17.8124%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Citigroup Global Markets Inc.	4,425.1220	6.6975%
	333 W 34TH ST
	New York, NY 10001-2402

	Pershing LLC	3,464.2600	5.2432%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	12,610.1980	19.0858%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	5,372.5710	8.1315%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	10,340.1300	15.6500%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

DCEF (Class C)
6,205,765.042	Citigroup Global Markets Inc.	698,437.3320	11.2547%
	333 W 34TH ST
	New York, NY 10001-2402

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DCEF (Class C)(cont’d)
	UBS WM USA	837,933.4730	13.5025%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	First Clearing, LLC	441,342.5030	7.1118%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

DCEF (Class I)
2,017,584.930	Merrill Lynch	325,179.8190	16.1173%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	598,245.8060	29.6516%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	Charles Schwab & Co. Inc.	866,633.1390	42.9540%
	Reinvestment Acct.
	101 Montgomery Street
	San Francisco, CA 94104-4151

	LPL Financial	166,658.3220	8.2603%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DTMGF (Class A)
5,153,739.268	National Financial Services	574,629.9020	11.1498%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Pershing LLC	1,880,880.9660	36.4955%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	506,507.2310	9.8280%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	352,500.4030	6.8397%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	S-8

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DTMGF (Class B)
42,364.959	UBS WM USA	2,328.2800	5.4958%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Pershing LLC	7,111.0810	16.7853%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	7,122.9260	16.8132%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	2,787.1830	6.5790%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	Marion Hart Sekerak	2,206.1850	5.2076%
	P.O. Box 508
	Davidson, NC 28036-0508

	American Enterprise	3,542.8390	8.3627%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

	LPL Financial	4,087.2770	9.6478%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DTMGF (Class C)
1,105,847.035	UBS WM USA	118,619.0570	10.7265%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley & Co.	78,553.2460	7.1034%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Merrill Lynch	361,416.4860	32.6823%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	S-9

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DTMGF (Class C)(cont’d)
	First Clearing, LLC	197,488.7910	17.8586%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

DTMGF (Class I)
323,862.795	National Financial Services	40,765.3170	12.5872%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Pershing LLC	49,791.6430	15.3743%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	123,785.2430	38.2215%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	60,407.7970	18.6523%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	Orchard Trust Co. LLC	22,196.7100	6.8537%
	FBO Putnam Investments
	FBO Rercordkeeping For Various Benefits
	8515 E Orchard Rd. 2T2
	Greenwood Village Co. 80111-5002

DSCF (Class A)
3,013,300.474	Fidelity Investments Institutional	150,766.1870	5.0034%
	Operations, Co. As Agent
	For Living in Fulfilling Environments
	Profit Sharing Plan - 28164
	100 Magellan Way # KW1C
	Covington, KY 41015-1999

	National Financial Services	156,171.5450	5.1827%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Pershing LLC	1,079,291.0420	35.8176%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DSCF (Class A)(cont’d)
	Merrill Lynch	406,830.9090	13.5012%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	American Enterprise	197,845.8020	6.5658%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

DSCF (Class B)
23,071.993	National Financial Services	3,821.8040	16.5647%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Pershing LLC	3,283.2530	14.2305%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	4,239.0350	18.3731%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	American Enterprise	2,055.8010	8.9104%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	LPL Financial	2,005.9100	8.6941%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DSCF (Class C)
489,587.491	National Financial Services	34,215.0840	6.9886%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Morgan Stanley & Co.	25,915.0770	5.2932%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DSCF (Class C)(cont’d)
	Pershing LLC	30,934.1740	6.3184%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	171,770.6300	35.0848%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	47,817.6530	9.7669%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	MG Trust Company Custodian	29,179.3530	5.9600%
	FBO Kreinces, Rollins & Shanker, LLC
	700 17th Street, Suite 300
	Denver, CO 80202-3531

DSCF (Class I)
1,078,083.355	Fidelity Investments Institutional	475,701.8300	44.1248%
	Operations, Co. (FIIOC) As Agent
	For Certain Employee Benefit Plans
	Profit Sharing Plan - 28164
	100 Magellan Way # KW1C
	Covington, KY 41015-1999

	VRSCO	436,089.1690	40.4504%
	FBO AIGFSB CUST TTEE¨
	FBO City of Erie,
	401A 2929 Allen Parkway, A6-20
	Houston, TX 77019-7117

DOFIF (Class A)
2,164,835.057	Pershing LLC	248,613.4240	11.5076%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	113,774.3720	5.2663%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DOFIF (Class A)(cont’d)
	Hasmukh & Chandrika Doshi Trustee	127,707.9050	5.9112%
	Hasmukh & Chandrika Doshi
	Charitable Trust
	Fairfield, NJ 07004-1588

	American Enterprise	707,697.8200	32.7574%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	BNY Mellon Corporation	316,145.5540	14.6335%
	MBC Investments Corporation
	100 White Clay Center Drive, Suite 102
	AIM #195-0100
	Newark, DE 19711

DOFIF (Class C)
371,487.947	Merrill Lynch	114,771.9510	30.9385%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	74,912.2430	20.1937%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	69,791.4100	18.8133%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

	BNY Mellon Corporation	25,936.5340	6.9916%
	MBC Investments Corporation
	100 White Clay Center Drive, Suite 102
	AIM #195-0100
	Newark, DE 19711

	LPL Financial	37,507.0930	10.1106%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DOFIF (Class I)
551,890.179	Merrill Lynch	126,772.4290	23.0182%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	66,217.4740	12.0232%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	SEI Private Trust Company	182,493.1440	33.1355%
	C/O The Bank of New York Mellon
	Attn.: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Standish Tax Exempt LTIP	77,785.9640	14.1237%
	201 Washington Street
	Boston, MA 02108-4403

	BNY Mellon Corporation	54,149.8420	9.8321%
	MBC Investments Corporation
	100 White Clay Center Drive, Suite 102
	AIM #195-0100
	Newark, DE 19711

D/LFT:
DHYF (Class A)
53,542,085.924	UBS WM USA	3,840,031.6040	7.1720%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Pershing LLC	4,228,264.1320	7.8971%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	3,378,293.5360	6.3096%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	5,399,228.8070	10.0841%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DHYF (Class A)(cont’d)
	American Enterprise	10,917,447.1190	20.3904%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

DHYF (Class B)
500,719.799	National Financial Services	67,217.6920	13.4242%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	UBS WM USA	30,113.8340	6.0141%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley and Co.	27,125.1680	5.4172%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Pershing LLC	97,605.5780	19.4931%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	First Clearing, LLC	59,915.1530	11.9658%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	41,828.6660	8.3537%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

DHYF (Class C)
19,205,303.663	UBS WM USA	1,125,982.1580	5.8629%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley and Co.	1,711,704.3520	8.9127%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Merrill Lynch	7,031,727.5590	36.6135%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DHYF (Class C)(cont’d)
	First Clearing, LLC	3,039,906.3770	15.8285%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	1,160,251.1690	6.0413%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

DHYF (Class I)
86,211,749.693	Fidelity Investments Institutional	5,803,593.7520	6.7318%
	Operations, Co. Inc. (FIIOC) As Agent for
	Certain Employee Benefit Plans
	100 Magellan Way # KW1C
	Covington, KY 41015-1999

	National Financial Services Co.	5,378,564.7030	6.2388%
	For the Exclusive Benefit of Our Customers
	One World Financial Center
	200 Liberty Street
	New York, NY 10281

	Pershing LLC	7,856,046.2950	9.1125%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	SEI Private Trust Company	54,685,861.7720	63.4320%
	M&T Bank
	Attn.: Mutual Funds Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

DEMDLCF (Class A)
6,300,105.529	Citigroup Global Markets Inc.	355,130.1470	5.6369%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	1,037,173.2940	16.4628%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley and Co.	656,479.5720	10.4201%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	S-16

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DEMDLCF (Class A)(cont’d)
	Pershing LLC	355,323.1190	5.6400%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	320,028.7110	5.0797%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	American Enterprise	1,270,163.0920	20.1610%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	Charles Schwab & Co. Inc.	1,171,357.3850	18.5927%
	Reinvestment Account
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

	LPL Financial	477,696.9080	7.5824%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DEMDLCF (Class C)
1,665,511.254	Citigroup Global Markets Inc.	170,028.3330	10.2088%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	100,325.0500	6.0237%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley and Co.	222,984.0330	13.3883%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Merrill Lynch	677,273.9730	40.6646%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	252,932.9860	15.1865%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DEMDLCF (Class I)
192,404,014.762	Merrill Lynch	16,175,090.6420	8.4068%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	Strafe & Co.	88,238,969.5930	45.8613%
	FBO Betty Wiener Spomer
	Newark, DE 19714-6924

	Vallee & Co. FBO VA	11,483,492.5300	5.9684%
	C/O M&I Trust Co. NA
	Attn.: Mutual Funds
	11270 W Park Place, Suite 400
	Milwaukee, WI 53224-3638

	Wells Fargo Bank NA	37,981,875.3740	19.7407%
	P.O. Box 1533
	Minneapolis, MN 55480-1533

DEIF (Class A)
1,039,724.820	Pershing LLC	471,874.1920	45.4132%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	American Enterprise	84,401.2960	8.1228%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

DEIF (Class C)
122,895.331	Merrill Lynch	34,002.9730	27.6698%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	The Bank of New York Mellon	18,645.4060	15.1727%
	Custodian for Cathryn A. Sundback
	Under IRA Plan
	Harvard, MA 01451-1604

	First Clearing, LLC	8,541.0230	6.9502%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DEIF (Class C)(cont’d)
	The Bank of New York Mellon	7,291.2350	5.9332%
	Custodian for Stephen A. Stecyk
	Under IRA Plan
	Harvard, MA 01451-1604

	American Enterprise	18,365.8730	14.9452%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	LPL Financial	6,727.7140	5.4747%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DEIF (Class I)
40,069.870	Pershing LLC	3,399.9960	8.4926%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	2,611.9940	6.5243%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	LPL Financial	32,785.8890	81.8937%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DGEIF (Class A)
559,320.916	UBS WM USA	97,307.2010	17.3974%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Pershing LLC	94,794.7630	16.9482%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Richard C. Thomas	33,044.2400	5.9079%
	Murrysville, PA 15668-9480

	American Enterprise	207,618.6210	37.1198%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DGEIF (Class C)
259,981.044	UBS WM USA	30,892.7920	11.8827%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Merrill Lynch	196,585.6380	75.6154%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	22,264.5650	8.5639%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

DGEIF (Class I)
825,423.404	Pershing LLC	448,490.5140	54.3346%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Charles Schwab & Co. Inc.	311,098.3740	37.6896%
	Reinvestment Account
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

DIBF (Class A)
36,233,929.071	Citigroup Global Markets Inc.	3,510,633.4860	9.7162%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	8,009,242.8740	22.1667%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley & Co.	2,623,499.4220	7.2609%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Pershing LLC	2,236,328.0350	6.1894%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	American Enterprise	9,876,241.9960	27.3339%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DIBF (Class A)(cont’d)
	Charles Schwab & Co. Inc.	3,043,490.2290	8.4233%
	Special Custody Account FBO Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

DIBF (Class C)
9,472,198.718	National Financial Services	662,452.1880	7.0001%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Citigroup Global Markets Inc.	954,053.7760	10.0814%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	1,263,778.1960	13.3542%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley & Co.	977,011.7920	10.3240%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Merrill Lynch	2,760,714.2120	29.1722%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	784,914.5470	8.2941%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	768,525.1780	8.1209%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

DIBF (Class I)
27,670,838.810	National Financial Services	6,879,631.5440	24.9168%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Pershing LLC	1,637,117.2830	5.9293%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Name of Fund and Number	Name and Address of	Amount of	Percentage of
	of Shares Outstanding	Shareholder	Shares Held	Shares Held
	DIBF (Class I)(cont’d)
		Merrill Lynch	4,253,365.5120	15.4049%
		4800 Deer Lake Drive East,
		2nd Floor
		Jacksonville, FL 32246-6484

		First Clearing, LLC	3,103,864.7030	11.2416%
		10750 Wheat First Drive
		Glen Allen, VA 23060-9243

		SEI Private Trust Co.	6,429,765.7880	23.2874%
		C/O M&T Bank
		Attn.: Mutual Fund Administrator
		One Freedom Valley Drive
		Oaks, PA 19456-9989

D/LT-F:
	DBMMMMF
	75,082,977.105	Boston & Co.	63,310,326.0800	84.3205%
		P.O. Box 534005
		Pittsburgh, PA 15253-4005

	DBNYMMMF
	168,174,483.690	Boston & Co.	33,349,346.6500	19.8302%
		P.O. Box 534005
		Pittsburgh, PA 15253-4005

		Virginia Chen Tod	11,438,366.1300	6.8015%
		Scarsdale, NY 10583-3114

	DBCMMMF
	88,671,767.180	Boston & Co.	58,961,487.8000	66.4941%
		Mellon Bank Center
		Pittsburgh, PA 15259-0001

		Chinyol & Donna Family Trust &	7,294,201.9300	8.2261%
		Donna Yi Trustee
		Chinyol & Donna Family Trust &
		Newport Beach, CA 92660-5213

		ABKO Trust	5,211,882.0600	5.8777%
		P.O. Box 6716
		San Pedro, CA 90734-6716

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DIF:
D/TBCEMCEF (Class A)
6,310.825	American Enterprise	3,246.3280	51.4406%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	Charles Schwab & Co. Inc.	1,710.6110	27.1060%
	Special Custody Account FBO Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

D/TBCEMCEF (Class C)
6,149.390	American Enterprise	479.5120	7.7977%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	Southwest Securities Inc. FBO	5,140.5350	83.5942%
	Wayne H. Berkner &
	Marie L. Berkner JTWROS
	Dallas, TX 75250-9002

D/TBCEMCEF (Class I)
370,846.146	SEI Private Trust Company	89,596.8360	24.1601%
	C/O The Bank of New York Mellon
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Northern Trust as Custodian FBO	83,547.4180	22.5289%
	Doris Duke Trust
	Chicago, IL 60675-2994

	BNY Mellon Corporation	154,091.2450	41.5513%
	MBC Investments Corporation
	100 White Clay Center Drive, Suite 102
	AIM #195-0100
	Newark, DE 19711

D/TBCLCCF (Class A)
9,428.460	The Bank of New York Mellon Custodian	792.1490	8.4017%
	Bree D. Cocco
	Roth IRA
	Middletown, CT 06457-1793

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/TBCLCCF (Class A)(cont’d)
	Lisa M. Keder Custodian	1,248.9270	13.2464%
	Neal Keder Pohlman UGMA PA
	Columbus, OH 43209-1871

	Carole M. Miller Custodian	5,485.4640	58.1799%
	Maude S. Plouvin UTMA MA
	Andresy 78570 France

	BNY Mellon Corporation	485.4370	5.1486%
	MBC Investments Corporation
	100 White Clay Center Drive, Suite 102
	AIM #195-0100
	Newark, DE 19711

D/TBCLCCF (Class C)
738.987	American Enterprise	253.5500	34.3105%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

	BNY Mellon Corporation	485.4370	65.6895%
	MBC Investments Corporation
	100 White Clay Center Drive, Suite 102
	AIM #195-0100
	Newark, DE 19711

D/TBCLCCF (Class I)
749,860.118	Christina D. Wood	37,944.4710	5.0602%
	Dover, MA 02030-2112

	SEI Private Trust Company	367,001.1550	48.9426%
	C/O State Street Bank
	Attn.: Mutual Funds Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Dreyfus Moderate Allocation Fund	47,455.5120	6.3286%
	The Dreyfus Corporation
	Attn.: John Heinsohn
	200 Park Ave., 7th Floor
	New York, NY 10166-0090

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/TBCLCCF (Class I)(cont’d)
	Charles Schwab & Co. Inc.	142,831.1670	19.0477%
	Reinvestment Account
	101 Montgomery Street
	San Francisco, CA 94104-4151

D/TBCSCGF (Class I)
2,945,601.764	National Financial Services Corp.	504,705.9070	17.1342%
	For Exclusive Benefit of Our Customers
	P.O. Box 3908
	Church Street Station
	Attn.: Latayna Brown
	New York, NY 10008-3908

	Mitra & Co. FBO VA	173,510.1100	5.8905%
	C/O M&I Trust Co. NA
	11270 West Park Place, Suite 400
	Milwaukee, WI 53224-3638

	Texas Iron Workers’ Pension Plan	233,874.1070	7.9398%
	9555 W Sam Houston Pkwy South, Suite 400
	Houston, TX 77099-2145

	Wells Fargo Bank, NA FBO	1,459,022.1630	49.5322%
	Thornton-RB
	P.O. Box 1533
	Minneapolis, MN 55480-1533

D/TBCSCTSEF (Class I)
2,127,618.708	Pershing LLC	770,549.5430	36.2165%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	SEI Private Trust Company	305,509.2960	14.3592%
	C/O Ropes & Gray
	Attn.: Mutual Funds Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Charles Schwab & Co. Inc.	602,616.9570	28.3235%
	Reinvestment Account
	101 Montgomery Street
	San Francisco, CA 94104-4151

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/TBCSCVF (Class I)
19,500,306.656	National Financial Services Corp.	5,782,051.1660	29.6511%
	For Exclusive Benefit of
	Our Customers
	P.O. Box 3908
	Church Street Station
	Attn.: Latayna Brown
	New York, NY 10008-3908

	T. Rowe Price Retirement Plan	1,832,840.5540	9.3990%
	Services Inc. FBO: Aldi Inc.
	Retirement Savings Plan
	4515 Painters Mill Rd.
	Owings Mills, MD 21117-4903

	Wachovia Bank FBO Various	1,999,750.6170	10.2550%
	Retirement Plans
	1525 West Wt. Harris Blvd. NC 1151
	Charlotte, NC 28288-0001

	Suntrust Bank Trustee	1,706,773.7750	8.7525%
	Suntrust Banks Inc.
	Deferred Compensation Plan
	C/O Leilani Fountaine
	25 Park Place MC 210
	Atlanta, GA 30303-2918

	JP Morgan Chase Bank as Trustee FBO	996,729.3990	5.1114%
	IOWA Health System Section
	401 K Retirement Savings Plan
	C/O JP Morgan RPS Mgmt Prtg Team
	9300 Ward Parkway
	Kansas City, MO 64114-3317

	Wells Fargo Bank, NA FBO	1,833,663.5010	9.4033%
	Habersaat R. IRA
	P.O. Box 1533
	Minneapolis, MN 55480-1533

D/TBCSMCGF (Class A)
8,257,067.664	National Financial Services	885,101.9250	10.7193%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/TBCSMCGF (Class A)(cont’d)
	Charles Schwab & Co. Inc.	1,304,144.2730	15.7943%
	Reinvestment Account
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

D/TBCSMCGF (Class C)
89,078.529	National Financial Services	5,923.7330	6.6500%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	The Bank of New York Mellon Custodian	14,216.7940	15.9598%
	Lizabeth Moriarty Schmitz
	Under IRA Plan
	15 Happy Acres Rd.
	Clinton, CT 06413-1333

	Citigroup Global Markets Inc.	7,167.6560	8.0464%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	10,608.8580	11.9096%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley & Co.	6,045.7770	6.7870%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Merrill Lynch	14,187.5640	15.9270%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	6,529.0490	7.3295%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

D/TBCSMCGF (Class I)
26,213,599.834	State Street as Custodian for South	1,319,782.4200	5.0347%
	Dakota Higher Education Trust
	Ages 15-17
	801 Pennsylvania Ave.
	Kansas City, MO 64105-1307

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/TBCSMCGF (Class I)(cont’d)
	National Financial Services	6,160,130.6310	23.4998%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Hartford Securities Distribution	4,490,175.3200	17.1292%
	Company Inc. / PRG
	Attn.: UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Merrill Lynch	4,622,394.3670	17.6336%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	Charles Schwab & Co. Inc.	4,084,226.6940	15.5806%
	Reinvestment Account
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

D/SFIF (Class I)
10,354,773.478	National Financial Services Corp.	2,512,505.9580	24.2642%
	For Exclusive Benefit of Our Customers
	P.O. Box 3908
	Church Street Station
	Attn.: Latayna Brown
	New York, NY 10008-3908

	Wilmington Trust Risk Custodian FBO	1,957,918.5760	18.9084%
	P.O. Box 52129
	Phoenix, AZ 85072-2129

	SEI Private Trust Company	945,852.7420	9.1345%
	C/O First Hawaiian
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Mac & Co.	1,715,288.5190	16.5652%
	Attn.: Mutual Fund Operations
	P.O. Box 3198
	Pittsburgh, PA 15230-3198

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/SFIF (Class I)(cont’d)
	Keybank NA	607,132.6220	5.8633%
	P.O. Box 94871
	Cleveland, OH 44101-4871

D/SGFIF (Class A)
2,178,742.478	UBS WM USA	352,779.6590	16.1919%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	American Enterprise	1,572,486.6260	72.1740%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

D/SGFIF (Class C)
467,786.876	UBS WM USA	133,251.5340	28.4855%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	First Clearing, LLC	83,717.7460	17.8966%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	183,860.5030	39.3043%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

D/SGFIF (Class I)
6,322,422.143	Children’s Medical Center Corp.	2,139,579.3240	33.8411%
	Major Capitol Projects Fund
	Attn.: Bruce Balter – Assistant Treasurer
	1295 Boylston St., Suite 300
	Boston, MA 02215-3407

	SEI Private Trust Company	2,224,190.1300	35.1794%
	C/O Security National
	Attn.: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

	Charles Schwab & Co. Inc.	459,031.4600	7.2604%
	Reinvestment Acct.
	101 Montgomery Street
	San Francisco, CA 94104-4151

	S-29

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/SGFIF (Class I)(cont’d)
	LPL Financial	331,990.0500	5.2510%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

D/SIFIF (Class I)
4,595,023.221	National Financial Services Corp.	304,345.5800	6.6234%
	For the Exclusive Benefit of Our Customers
	P.O. Box 3908
	Church Street Station
	Attn.: Latayna Brown
	New York, NY 10008-3908

	Pershing LLC	460,656.5200	10.0251%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Mitra & Co. FBO 98	596,574.0180	12.9830%
	C/O Marshall & Isley Trust Co.
	11270 West Park Place,
	Suite 400 – PPW-08-WM
	Attn.: Mutual Funds
	Milwaukee, WI 53224-3638

	TD Ameritrade Clearing Inc.	507,237.9930	11.0389%
	For the Exclusive Benefit
	of our Customers
	P.O. Box 2226
	Omaha, NE 68103-2226

	Wells Fargo Bank NA FBO	279,855.7960	6.0904%
	Sheet Metal Local 263 Pension
	P.O. Box 1533
	Minneapolis, MN 55480-1533

	Charles Schwab & Co. Inc.	1,330,552.9600	28.9564%
	Special Custody Acct.
	For the Benefit Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

	LPL Financial	429,631.8010	9.3499%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/SITEBF (Class A)
211,341.399	Pershing LLC	36,681.3360	17.3564%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	First Clearing, LLC	25,536.6090	12.0831%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	48,865.5670	23.1216%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	San Jacinto College Foundation	15,726.1880	7.4411%
	4624 Fairmont Parkway, Suite 208
	Pasadena, TX 77504-3329

	Charles Schwab & Co. Inc.	22,446.8140	10.6211%
	Reinvestment Account
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

D/SITEBF (Class C)
31,280.686	Robert W. Trusheim &	1,686.1100	5.3903%
	Rosaria Trusheim JTWROS (TOD)
	Hicksville, NY 11801-5607

	Francis M. Tepedino &	2,061.1110	6.5891%
	Donna Tepedino JTWROS
	Freehold, NJ 07728-8069

	First Clearing, LLC	10,977.4510	35.0934%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	American Enterprise	9,121.7260	29.1609%
	Investment Services
	P.O. Box 9446
	Minneapolis, MN 55440-9446

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/SITEBF (Class C)(cont’d)
	Charles Schwab & Co. Inc.	2,669.0360	8.5325%
	Special Custody Acct.
	For the Benefit of Our Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

	LPL Financial	2,241.6540	7.1663%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

D/SITEBF (Class I)
5,551,496.289	National Financial Services Corp.	1,243,444.7530	22.3984%
	For the Exclusive Benefit of
	Our Customers
	P.O. Box 3908
	Church Street Station
	Attn.: Latayna Brown
	New York, NY 10008-3908

	First Clearing, LLC	570,409.4520	10.2749%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	Mac & Co.	1,060,194.7050	19.0975%
	Attn.: Mutual Fund Operations
	P.O. Box 3198
	Pittsburgh, PA 15230-3198

	Wells Fargo Bank NA	336,808.0830	6.0670%
	P.O. Box 1533
	Minneapolis, MN 55480-1533

	Charles Schwab & Co. Inc.	1,686,696.9300	30.3827%
	Special Custody Acct.
	For the Benefit of Our Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

D/NIEF (Class A)
637,001.472	National Financial Services	31,952.1140	5.0160%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/NIEF (Class A)(cont’d)
	Citigroup Global Markets Inc.	48,989.5990	7.6907%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	398,197.2060	62.5112%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley & Co.	39,277.8630	6.1661%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Pershing LLC	66,363.0920	10.4180%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	American Enterprise	33,991.8870	5.3362%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

D/NIEF (Class C)
62,223.723	Citigroup Global Markets Inc.	19,566.8300	31.4459%
	333 W 34TH ST
	New York, NY 10001-2402

	UBS WM USA	18,699.6660	30.0523%
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

	Morgan Stanley & Co.	18,418.8340	29.6010%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Pershing LLC	4,935.5340	7.9319%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

D/NIEF (Class I)
31,750,261.128	SEI Private Trust Company	24,893,837.2860	78.4051%
	C/O First Hawaiian
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
D/NIEF (Class I)(cont’d)
	Dreyfus Premier Diversified	6,035,995.4490	19.0109%
	International Fund
	Attn.: John Heinsohn
	The Dreyfus Corporation, 7th Floor
	New York, NY 10166-0090

DFI:
DMCGF (Class A)
5,334,389.930	National Financial Services	1,404,751.2970	26.3339%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Pershing LLC	379,801.6760	7.1199%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	470,372.5180	8.8177%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	388,660.5260	7.2859%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	Nationwide Trust Company FSB	361,149.3410	6.7702%
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

DMCGF (Class B)
47,104.548	Citigroup Global Markets Inc.	3,413.1150	7.2458%
	333 W 34TH ST
	New York, NY 10001-2402

	Pershing LLC	11,479.3120	24.3699%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	4,722.3080	10.0252%
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

	Robert W. Baird & Co. Inc.	4,359.8710	9.2557%
	777 East Wisconsin Ave.
	Milwaukee, WI 53202-5391

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DMCGF (Class B)(cont’d)
	American Enterprise	6,011.8460	12.7628%
	Investment Services
	707 2nd Ave. South
	Minneapolis, MN 55402-2405

	Charles Schwab & Co. Inc.	4,620.6770	9.8094%
	Special Custody Acct.
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

	LPL Financial	3,221.1740	6.8384%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

DMCGF (Class C)
2,317,169.012	Citigroup Global Markets Inc.	420,383.2500	18.1421%
	333 W 34TH ST
	New York, NY 10001-2402

	Morgan Stanley & Co.	211,047.0830	9.1080%
	Harborside Financial Center Plaza 2
	3rd Floor
	Jersey City, NJ 07311

	Pershing LLC	172,084.2960	7.4265%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	625,649.4720	27.0006%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	322,642.5970	13.9240%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

DMCGF (Class I)
838,124.868	Fidelity Investments Institutional	146,924.1910	17.5301%
	Operations, Co. Inc. (FIIOC) As Agent
	For Certain Employee Benefit Plans
	100 Magellan Way # KW1C
	Covington, KY 41015-1999

Name of Fund and Number	Name and Address of	Amount of	Percentage of
of Shares Outstanding	Shareholder	Shares Held	Shares Held
DMCGF (Class I)(cont’d)
	National Financial Services	85,863.9050	10.2448%
	82 Devonshire Street, G10G
	Boston, MA 02109-3605

	Merrill Lynch	166,955.4580	19.9201%
	4800 Deer Lake Drive East,
	2nd Floor
	Jacksonville, FL 32246-6484

	First Clearing, LLC	183,936.5660	21.9462%
	10750 Wheat First Drive
	Glen Allen, VA 23060-9243

	Sunflower Bank Cust/Mid Atlantic	57,408.9680	6.8497%
	Trust Co. FBO
	Aircraft Instrument & Radio Co., Inc.
	401 (k) Plan
	1251 Waterfront Pl., Suite 525
	Pittsburgh, PA 15222-4228

	Frontier Trust Company FBO	74,580.3540	8.8985%
	Bridgeview Mortgage Corp.
	401 (k) Plan
	P.O. Box 10758
	Fargo, ND 58106-0758

DMCGF (Class F)
15,238,376.968	National Financial Services Corp.	1,219,723.4840	8.0043%
	For Exclusive Benefit of Our Customers
	Attn.: Mutual Funds Department
	P.O. Box 3908
	Church Street Station
	New York, NY 10008-3908

	Charles Schwab & Co. Inc.	1,834,144.9620	12.0364%
	Special Custody Acct.
	For the Exclusive Benefit of Our Customers
	Attn.: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

EXHIBIT A

PART I

     Part I sets forth, as to each Fund, information regarding the Board’s oversight role in management, its composition and its leadership structure, as well as information regarding the current Board members and Nominees. Part I also sets forth information regarding the independent registered public accounting firm fees for the Funds as indicated.

Boards of the Funds

     Board’s Oversight Role in Management. Each Board’s role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Dreyfus (also referred to as the “Manager”) and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Funds’ and the Manager’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Funds’ independent registered public accounting firm and the Funds’ Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board also receives reports from counsel to the Manager, counsel to the Funds and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds, and the Boards’ risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund’s Board members be Independent Board members. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, all of each Fund’s Board members, including the Chairman of the Board, are Independent Board members. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

     Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of each Fund (other than the Nominees, whose information is provided above), together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.

	Name of Board Member (Age)	Principal Occupation	Other Public Company Board
	Position with Funds (Since)	During Past 5 Years	Memberships During Past 5 Years
	JAMES M. FITZGIBBONS (77)	Corporate Director and Trustee	Bill Barrett Corporation, an oil and
	Board Member		natural gas exploration company,
D/LFI	(1993)		Director (2004 - present)
D/LFT	(1980)
D/LT-F	(1983)
DIF	(2008)
DFI	(2009)

	KENNETH A. HIMMEL (65)	President and CEO, Related Urban	N/A
	Board Member	Development, a real estate develop-
D/LFI	(1993)	ment company (1996 – present)
D/LFT	(1988)
D/LT	-F (1988)	President and CEO, Himmel &
DIF	(2008)	Company, a real estate development
DFI	(2009)	company (1980 – present)

CEO, American Food Management,
a restaurant company (1983 – pre-
		sent)

	STEPHEN J. LOCKWOOD (64)	Chairman of the Board, Stephen J.	N/A
	Board Member	Lockwood and Company LLC, a
D/LFI	(1993)	real estate investment company
D/LFT	(1993)	(2000 – present)
D/LT	-F (1993)
DIF	(2008)
DFI	(2009)

	ROSLYN M. WATSON (62)	Principal, Watson Ventures, Inc., a	N/A
	Board Member	real estate investment company
D/LFI	(1993)	(1993 – present)
D/LFT	(1992)
D/LT	-F (1992)
DIF	(2008)
DFI	(2009)

     Each Board member, with the exception of Ms. Bovich, has been a Board member of Dreyfus mutual funds for over ten years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members. Each Board believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, each Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Funds’ management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of a Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager’s counsel and the Funds’ counsel; counsel to the Funds and to the Boards have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

     • Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director. He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010 Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

     • Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     • James M. Fitzgibbons – Mr. Fitzgibbons has also served as an officer or a board member of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company. He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and non-profit organizations.

     • Kenneth A. Himmel – Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

     • Stephen J. Lockwood – Mr. Lockwood’s business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a New York Stock Exchange-listed insurance holding company.

     • Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life

Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

• Benaree Pratt Wiley – Ms. Wiley has been a business entrepreneur and management consultant for over 18 years.

Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

PERTAINING TO THE BOARD OF EACH FUND

     The table below indicates the dollar range of each current Board member’s and Nominee’s ownership of shares of each Fund (including series thereof), and the aggregate dollar range of shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member or	Dollar Range of Shares Held in Fund
Nominee	D/LFI	D/LFT	D/LT-F
Francine J. Bovich	None	None	None
Joseph S. DiMartino	$10,001-$50,000	None	None
James M. Fitzgibbons	$1-$10,000	$50,001-$100,000	None
Kenneth A. Himmel	$50,001-$100,000	None	None
Stephen J. Lockwood	$50,001-$100,000	Over $100,000	None
Roslyn M. Watson	$10,001-$50,000	None	None
Benaree Pratt Wiley	$50,001-$100,000	None	None

Aggregate Holding of Funds in
The Dreyfus Family of Funds
Name of Board Member or	Dollar Range of Shares Held in Fund		for Which Responsible as a
Nominee	DIF	DFI	Board Member
Francine J. Bovich	None	None	None
Joseph S. DiMartino	None	None	Over $100,000
James M. Fitzgibbons	None	None	Over $100,000
Kenneth A. Himmel	None	None	Over $50,001-$100,000
Stephen J. Lockwood	None	None	Over $100,000
Roslyn M. Watson	None	None	$10,001-$50,000
Benaree Pratt Wiley	None	None	$50,001-$100,000

     As of November 1, 2011, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

     The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund’s last fiscal year are as follows:

			Number of	Number of	Number of
	Number of	Number of	Nominating	Compensation	Pricing
	Board	Audit Committee	Committe	Committee	Committee
Name of Funds	Meetings	Meetings	Meetings	Meetings	Meetings
D/LFI (8/31 fiscal
year end)	6	3	0	0	0
D/LFI (10/31 fiscal
year end)	7	3	1	1	0
D/LFT (5/31 fiscal
year end)	7	4	0	0	0
D/LFT (10/31 fiscal
year end)	6	3	1	1	0
D/LFT (12/31 fiscal
year end)	5	4	1	0	1

			Number of	Number of	Number of
	Number of	Number of	Nominating	Compensation	Pricing
	Board	Audit Committee	Committe	Committee	Committee
Name of Funds	Meetings	Meetings	Meetings	Meetings	Meetings

D/LT-F	6	4	0	0	0
DIF (9/30 fiscal
year end)	7	3	0	0	0
DIF (12/31 fiscal
year end)	6	4	1	0	1
DFI	6	4	1	0	0

     During each Fund’s last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund and 75% of the meetings held by a committee of the Board of each Fund on which he or she served.

     The Funds do not have a formal policy regarding Board members’ attendance at meetings of shareholders. Board members did not attend the last shareholder meetings.

COMPENSATION TABLE

     Each of the Board members serves as a Director/Trustee of the Funds and Dreyfus High Yield Strategies Fund (DHF). Effective January 1, 2012, the Funds and DHF will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Funds and DHF, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member receives $2,500 for any separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the respective funds and DHF, as applicable. In the event that there is a joint telephone meeting of the Funds or a joint telephone meeting of the Funds and

DHF, a fee of $2,000 will be allocated among the applicable Funds and DHF, accordingly (prior to January 1, 2012, the fee to be allocated was $2,500 if the meeting included DHF). The chair of each of the Board’s committees, unless the chair also serves as Chairman of the Board, receives $1,500 per applicable committee meeting. Each emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became emeritus and a per meeting attended fee of one-half the amount paid to Board members. The Funds also reimburse each Board member and emeritus Board member who is not an “interested person” of the Funds (as defined in the 1940 Act) for travel and out-of-pocket expenses.

     The aggregate amount of compensation paid to each current Board member by each Fund for the Fund’s last fiscal year, and by all the funds in the Dreyfus Family of Funds for which such person was a Board member (the “Fund Complex”) (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2010 were as follows:

	Aggregate Compensation	Total Compensation From the Funds
Name of Board Member	From Each Fund*	and Fund Complex (**)
Joseph S. DiMartino		$1,060,250	(175)
D/LFI (8/31 fiscal year end)	$25,313
D/LFI (10/31 fiscal year end)	$27,188
D/LFT (5/31 fiscal year end)	$25,313
D/LFT (10/31 fiscal year end)	$25,313
D/LFT (12/31 fiscal year end)	$25,313
D/LT-F	$25,625
DIF (9/30 fiscal year end)	$27,188
DIF (12/31 fiscal year end)	$27,188
DFI	$25,313

Francine J. Bovich
DIF (9/30 fiscal year end)	None	None
DIF (12/31 fiscal year end)	None	None
DFI	None	None

James M. Fitzgibbons		$123,000	(35)
D/LFI (8/31 fiscal year end)	$20,250
D/LFI (10/31 fiscal year end)	$23,250
D/LFT (5/31 fiscal year end)	$21,750
D/LFT (10/31 fiscal year end)	$21,750
D/LFT (12/31 fiscal year end)	$20,250
D/LT-F	$20,500
DIF (9/30 fiscal year end)	$20,250
DIF (12/31 fiscal year end)	$21,750
DFI	$20,250

Kenneth A. Himmel		$105,000	(35)
D/LFI (8/31 fiscal year end)	$18,750
D/LFI (10/31 fiscal year end)	$20,250
D/LFT (5/31 fiscal year end)	$17,250
D/LFT (10/31 fiscal year end)	$18,750
D/LFT (12/31 fiscal year end)	$15,750
D/LT-F	$19,100
DIF (9/30 fiscal year end)	$18,750
DIF (12/31 fiscal year end)	$17,250
DFI	$17,250

	Aggregate Compensation	Total Compensation From the Funds
Name of Board Member	From Each Fund*	and Fund Complex (**)
Stephen J. Lockwood		$121,000	(35)
D/LFI (8/31 fiscal year end)	$18,750
D/LFI (10/31 fiscal year end)	$20,250
D/LFT (5/31 fiscal year end)	$20,250
D/LFT (10/31 fiscal year end)	$18,750
D/LFT (12/31 fiscal year end)	$20,250
D/LT-F	$19,100
DIF (9/30 fiscal year end)	$20,250
DIF (12/31 fiscal year end)	$20,250
DFI	$18,750

Roslyn M. Watson		$153,250	(46)
D/LFI (8/31 fiscal year end)	$20,250
D/LFI (10/31 fiscal year end)	$24,600
D/LFT (5/31 fiscal year end)	$21,750
D/LFT (10/31 fiscal year end)	$23,100
D/LFT (12/31 fiscal year end)	$17,250
D/LT-F	$20,500
DIF (9/30 fiscal year end)	$21,750
DIF (12/31 fiscal year end)	$18,750
DFI	$18,750

Benaree Pratt Wiley		$356,000	(73)
D/LFI (8/31 fiscal year end)	$20,250
D/LFI (10/31 fiscal year end)	$23,250
D/LFT (5/31 fiscal year end)	$21,750
D/LFT (10/31 fiscal year end)	$21,750
D/LFT (12/31 fiscal year end)	$20,250
D/LT-F	$20,500
DIF (9/30 fiscal year end)	$21,750
DIF (12/31 fiscal year end)	$21,750
DFI	$20,250

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to
Board members for attending Board meetings, which in the aggregate amounted to $19,328 for the year ended December 31, 2010.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served.

PERTAINING TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Set forth below for each Fund’s last two fiscal years are the amounts billed to the Fund by its independent registered public accounting firm for (i) services rendered for the audit of the Fund’s annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years (“Audit Fees”); (ii) assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit of the Fund’s financial statements, which are not reported under Audit Fees and which consisted of one or more of the following: (a) security counts required by Rule 17f-2 under the 1940 Act, (b) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (c) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies (“Audit-Related Fees”); (iii) professional services rendered for tax compliance, tax planning and tax advice, which consisted of review or preparation of U.S. federal, state, local and excise tax returns (“Tax Fees”); (iv) other products and services provided (“All Other Fees”); and (v) non-audit services provided to Service Affiliates (defined below) (“Aggregate Non-Audit Fees”).

						Aggregate
						Non-Audit
						Fees Paid by
						the Fund
	Fiscal Year		Audit-Related		All	and Service
Name of Fund	Ended	Audit Fees	Fees	Tax Fees	Other Fees	Affiliates*
D/LFI (8/31
fiscal year end) 2010		$28,580	$4,300	$2,260	$0	$4,710,000
	2011	$29,150	$4,390	$2,310	$0	$12,003,000
D/LFI (10/31
fiscal year end) 2009		$271,095	$32,490	$20,340	$0	$3,802,000
	2010	$271,095	$32,490	$20,340	$0	$3,221,000
D/LFT (5/31
fiscal year end) 2010		$70,285	$9,200	$4,540	$0	$3,352,000
	2011	$71,690	$9,380	$4,620	$0	$13,285,000
D/LFT (10/31
fiscal year end) 2009		$67,115	$8,600	$4,520	$0	$3,802,000
	2010	$67,115	$8,600	$4,520	$0	$3,221,000
D/LFT (12/31
fiscal year end) 2009		$79,895	$8,400	$4,520	$0	$4,021,870
	2010	$79,895	$8,400	$4,520	$0	$3,693,000
D/LT-F	2010	$78,330	$6,780	$6,780	$0	$5,547,515
	2011	$79,890	$6,930	$6,930	$0	$11,603,000
DIF (9/30 fiscal
year end)	2009	$194,600	$34,400	$20,000	$0	$5,463,990
	2010	$194,600	$34,400	$20,000	$0	$4,755,000
DIF (12/31
fiscal year end) 2009		$101,100	$12,900	$7,500	$0	$4,021,870
	2010	$101,100	$12,900	$7,500	$0	$3,693,000
DFI**	2009	$94,368	$16,470	$8,997	$0	$24,975,296
	2010	$48,600	$8,600	$5,000	$0	$3,693,000

* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), none of such fees required pre-approval by the audit committee.
**The figures for 2009 include the amounts billed to DFI for Dreyfus Discovery Fund and Dreyfus Equity Growth Fund, two series of
DFI which merged into other Dreyfus funds in 2010 and 2011, respectively. The figures for 2010 include the amounts billed to DFI for Dreyfus Equity Growth Fund, which, as previously stated, merged into another Dreyfus fund in 2011.

Note: None of the Audit-Related Fees, Tax Fees or All Other Fees referenced above were performed pursuant to waiver of pre-approval by a Fund’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the independent registered public accounting firm’s engagement to audit a Fund’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the independent registered public accounting firm’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Independent Registered Public Accounting Firm’s Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent registered public accounting firm’s independence.

* * * *

PART II

Part II sets forth information relevant to the officers of each Fund.
Name and Position		Principal Occupation and Business
with the Funds	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President	53	Chief Operating Officer and a director of
		Dreyfus since June 2009. From April 2003 to
		June 2009, Mr. Skapyak was the head of the
		Investment Accounting and Support
		Department of Dreyfus. He is an officer of 75
		investment companies (comprised of 167
		portfolios) managed by Dreyfus.
JAMES WINDELS
Treasurer	53	Director – Mutual Fund Accounting of
		Dreyfus, and an officer of 76 investment
		companies (comprised of 192 portfolios)
		managed by Dreyfus.
MICHAEL A. ROSENBERG
Vice President and Secretary	51	Assistant General Counsel of BNY Mellon,
		and an officer of 76 investment companies
		(comprised of 192 portfolios) managed by
		Dreyfus.
KIESHA ASTWOOD
Vice President and Assistant Secretary	38	Counsel of BNY Mellon, and an officer of 76
		investment companies (comprised of 192
		portfolios) managed by Dreyfus.
JAMES BITETTO
Vice President and Assistant Secretary	45	Senior Counsel of BNY Mellon and Secretary
		of Dreyfus, and an officer of 76 investment
		companies (comprised of 192 portfolios)
		managed by Dreyfus.
JONI LACKS CHARATAN
Vice President and Assistant Secretary	56	Senior Counsel of BNY Mellon, and an officer
		of 76 investment companies (comprised of
		192 portfolios) managed by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary	50	Senior Counsel of BNY Mellon, and an officer
		of 76 investment companies (comprised of
		192 portfolios) managed by Dreyfus.

Name and Position		Principal Occupation and Business
with the Funds	Age	Experience For Past Five Years
KATHLEEN DENICHOLAS
Vice President and Assistant Secretary	37	Managing Counsel of BNY Mellon, and an
		officer of 76 investment companies (comprised
		of 192 portfolios) managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary	49	Assistant General Counsel of BNY Mellon,
		and an officer of 76 investment companies
		(comprised of 192 portfolios) managed by
		Dreyfus.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary	48	Senior Managing Counsel of BNY Mellon,
		and an officer of 76 investment companies
		(comprised of 192 portfolios) managed by
		Dreyfus.
M. CRISTINA MEISER
Vice President and Assistant Secretary	41	Senior Counsel of BNY Mellon, and an officer
		of 76 investment companies (comprised of
		192 portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Vice President and Assistant Secretary	59	Managing Counsel of BNY Mellon, and an
		officer of 76 investment companies (comprised
		of 192 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary	45	Senior Managing Counsel of BNY Mellon,
		and an officer of 76 investment companies
		(comprised of 192 portfolios) managed by
		Dreyfus.
RICHARD S. CASSARO
Assistant Treasurer	52	Senior Accounting Manager – Money Market
		and Municipal Bond Funds of Dreyfus, and an
		officer of 76 investment companies (comprised
		of 192 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer	43	Tax Manager of the Investment Accounting
		and Support Department of Dreyfus, and an
		officer of 76 investment companies (comprised
		of 192 portfolios) managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer	47	Senior Accounting Manager – Fixed Income
		Funds of Dreyfus, and an officer of 76
		investment companies (comprised of 192
		portfolios) managed by Dreyfus.

Name and Position		Principal Occupation and Business
with the Funds	Age	Experience For Past Five Years
ROBERT SALVIOLO
Assistant Treasurer	44	Senior Accounting Manager – Equity Funds
		of Dreyfus, and an officer of 76 investment
		companies (comprised of 192 portfolios)
		managed by Dreyfus.
ROBERT SVAGNA
Assistant Treasurer	44	Senior Accounting Manager – Equity Funds
		of Dreyfus, and an officer of 76 investment
		companies (comprised of 192 portfolios)
		managed by Dreyfus.
STEPHEN STOREN
Anti-Money Laundering Compliance Officer	57	Anti-Money Laundering Compliance Officer
		of the Distributor, and the Anti-Money
		Laundering Compliance Officer of 72
		investment companies (comprised of 188
		portfolios) managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer	54	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (76 investment
		companies, comprised of 192 portfolios).

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

* * * *

PART III

     Part III sets forth information regarding the beneficial ownership of Fund shares by Nominees, current Board members and officers of the Fund. As of November 1, 2011, each Fund’s current Board members and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

     As of November 1, 2011, the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Board Member,		Amount of
Nominee or Officer	Fund	Beneficial Ownership
James Bitetto	DBSPSIF	2,552.939
	DDSF	780.836
	DIBF	1,546.483

Joseph S. DiMartino	DBSPSIF	1,258.996

Janette Farragher	DBSPSIF	11,646.897

James M. Fitzgibbons	DHYF	6,522.701
	DDSF	104.492

Kenneth A. Himmel	DTMGF	13,137.714
	DBMIF	23,761.394
	DIBF	15,323.554
	DOFIF	19,197.661

Stephen J. Lockwood	DEMDLCF	10,706.637

Jeff Prusnofsky	DBNYMMMF	87,409.37
	DDSF	3,928.524

Roslyn M. Watson	DBNYMMMF	4,971.26
	DDSF	785.599
	DEMDLCF	1,437.608

Benaree P. Wiley	DOFIF	5,478.633

* * *

EXHIBIT B

NOMINATING COMMITTEE CHARTER AND PROCEDURES

Organization

     The Nominating Committee (the “Committee”) of each fund in the Dreyfus Family of Funds (each, the “Fund”) shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;

  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her service on the Board;

  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regard- ing the number and percentage of Independent Directors on the Board;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organiza- tions or their related fund complexes;

  whether or not the person is willing to serve and is willing and able to commit the time necessary for the perfor- mance of the duties and responsibilities of a Director of the Fund; and

  the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

     In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to

B-1

diversity considerations.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-2